SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS

The following information replaces similar information found in the "Expenses" section on page 6.

INTERMEDIATE GOV'T INCOME
Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

The following information replaces similar information found in the "Expenses" section on page 7.

INTERMEDIATE GOV'T INCOME

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

The following information replaces footnote D to the Financial
Highlights table for Fidelity Ginnie Mae Fund found on page 8.

FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.

Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.

Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

   The following information replaces the similar information found in the second paragraph under the heading "Fidelity's Approach to Bond Funds." on page 17.

   FMR allocates assets among different market-sectors (for example, fixed-rate or adjustable rate mortgages (for Ginnie Mae) or U.S. Treasury or U.S. Government agency securities (for Government Income and Intermediate Government Income)) and different maturities based on its view of the relative value of each sector or maturity.